INCOME TAXES (Schedule of Deferred Tax Balances) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Deferred tax assets
Current	$ 1,179	$ 416
Non-current	53	99
Deferred tax assets, total	1,232	515
Deferred tax liabilities
Current	(160)	(343)
Non-current	(919)	(3,589)
Deferred tax liabilities, total	(1,079)	(3,932)
Deferred tax (liabilities) assets, net	$ 153	$ (3,417)